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                                                              EXHIBIT 99.B4(d)



                              KEMPER HORIZON FUND

                      WRITTEN INSTRUMENT CHANGING THE NAME
                             OF THE EXISTING SERIES

                               November 10, 1995


        The undersigned, constitute all the Trustees of Kemper Horizon Fund (the "Trust"), a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated June 12, 1995, as amended (the "Declaration of Trust"), pursuant to Section 1 of Article III of the Declaration of Trust do hereby change the name of the series of the Trust from "Horizon 20+ Portfolio," "Horizon 10+ Portfolio" and "Horizon 5 Portfolio" to "Kemper Horizon 20+ Portfolio," "Kemper Horizon 10+ Portfolio" and "Kemper Horizon 5 Portfolio."

        IN WITNESS WHEREOF, the undersigned has this 10th day November, 1995, signed these presents.



                                        /s/ Stephen B. Timbers
                                        -----------------------------
                                        Stephen B. Timbers
                                        210 South Green Bay Road
                                        Lake Forest, IL  60045

                                        (signatures continue)








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                                        /s/ James E. Akins
                                        -------------------------------
                                        James E. Akins
                                        2904 Garfield Terrace, N.W.
                                        Washington, D.C.  20008-3507


                                        /s/ Arthur R. Gottschalk
                                        -------------------------------
                                        Arthur R. Gottschalk
                                        10642 Brookridge Drive
                                        Frankfort, Illinois  60423


                                        /s/ Frederick T. Kelsey
                                        -------------------------------
                                        Frederick T. Kelsey, Trustee
                                        3133 Laughing Gull Court
                                        Johns Island, South Carolina  29455


                                        /s/ David B. Mathis
                                        -------------------------------
                                        David B. Mathis, Trustee
                                        529 Briar Lane
                                        Lake Forest, IL  60045


                                        /s/ Fred B. Renwick
                                        -------------------------------
                                        Fred B. Renwick
                                        3 Hanover Square
                                        New York, New York  10004


                                        ------------------------------------
                                        Stephen B. Timbers, Trustee
                                        210 South Green Bay Road
                                        Lake Forest, Illinois  60045


                                        /s/ John B. Tingleff
                                        -------------------------------
                                        John B. Tingleff, Trustee
                                        2015 South Lake Shore Drive
                                        Harbor Springs, Michigan  49740


                                        /s/ John G. Weithers
                                        -------------------------------
                                        John G. Weithers, Trustee
                                        311 Springlake
                                        Hinsdale, Illinois  60521